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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): September 28, 2006

                                 ------------

                                GEOVAX LABS, INC.
               (Exact name of registrant as specified in Charter)



           Illinois                    000-52091                 87-0455038
 (State or other jurisdiction     (Commission File No.)        (IRS Employee
of Incorporation or organization)                            Identification No.)

                            1256 Briarcliff Road N.E.
                              Emtech Bio Suite 500
                             Atlanta, Georgia 30306
                    (Address of Principal Executive Offices)

                                 (404) 727-0971
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13(e)-4(c)) [GRAPHIC OMITTED]


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         This Form 8-K and other reports filed by GeoVax Labs, Inc. (the
"registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the registrant's management as well as estimates and assumptions made by the registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the registrant or the registrant's management identify forward looking statements. Such statements reflect the current view of the registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the registrant's industry, operations and results of operations and any businesses that may be acquired by the registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

         The following information replaces, in its entirety, the information included in that section of Item 2.01 titled "Changes in and Disagreements with Accountants on Accounting and Financial Disclosure" that was included in the registrant's Current Report on Form 8-K which was filed with the Securities and Exchange Commission on October 10, 2006.

Item 2.01    Completion of Acquisition or Disposition of Assets

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

             Tripp, Chafin & Causey, LLC, the independent accountant who had been engaged by GeoVax, Inc. as the principal accountant to audit its consolidated financial statements, was dismissed effective September 28, 2006. On September 28, 2006, the Board of Directors of the combined companies approved the engagement of Porter Keadle Moore, LLP as the new principal independent accountant to audit the combined companies' consolidated financial statements for the year ending December 31, 2006.

             The decision to change the combined companies' independent accountant from Tripp, Chafin & Causey, LLC to Porter Keadle Moore, LLP was approved by the Board of Directors of the combined companies.

             The report of Tripp, Chafin & Causey, LLC on the financial statements of GeoVax, Inc. as of and for the years ended December 31, 2005 and December 31, 2004 did not contain an adverse opinion, or a disclaimer of opinion, however the report issued on the financial statements for the year ended December 31, 2005 was modified as to the ability of GeoVax, Inc. to continue as a going concern. During the periods ended December 31, 2004 and December 31, 2005 and the interim period from January 1, 2006 through the date of dismissal, the combined companies did not have any disagreements with Tripp, Chafin & Causey, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which


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disagreements, if not resolved to the satisfaction of Tripp, Chafin & Causey,
LLC, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

             Prior to engaging Porter Keadle Moore, LLP, the combined companies had not consulted Porter Keadle Moore, LLP, regarding the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the financial statements of the combined companies.

Item 4.01    Changes in Registrant's Certifying Accountant

             See Item 2.01.

Item 9.01    Financial Statements and Exhibits

             16    Letter re Change in Certifying Accountant.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 17, 2006

                                              GEOVAX LABS, INC.



                                              By:/s/ Donald G. Hildebrand
                                                 -------------------------------
                                                 Donald G. Hildebrand, Chief
                                                 Executive Officer





















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